SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                   ___________________________
                             FORM 8-K
                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2000

                   GOLD BANC CORPORATION, INC.

      (Exact name of registrant as specified in its charter)


    KANSAS                 0-28936               48-1008593

(State or other    (Commission File Number)    (IRS Employer
jurisdiction of                              Identification No.)
incorporation)


11301 Nall Avenue, Leawood, Kansas                 66211

(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (913) 451-8050

                               None
  (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS.

    On January 24, 2000 Gold Banc Corporation, Inc. ("Gold Banc") entered into a First Amendment to Agreement and Plan of Reorganization by and among Gold Banc, Gold Banc Acquisition Corporation XI, Inc. and American Bancshares, Inc. (a copy of which is attached hereto as exhibit 2.1 and is incorporated herein by reference) in which the parties agreed to lower the Gold Banc stock price (as defined in the Agreement and Plan of Reorganization) at which American Bancshares, Inc. may refuse to enter into the merger from $10.00 to $9.25 per share.

    On January 19, 2000 Gold Banc entered into a First Amendment to Agreement and Plan of Reorganization by and among Gold Banc, Gold Banc Acquisition Corporation XII, Inc. and CountryBanc Holding Company (a copy of which is attached hereto as exhibit
2.2 and is incorporated herein by reference) in which the parties agreed to increase the number of Gold Banc shares to be exchanged for CountryBanc Holding Company shares.

    On January 21, 2000 Gold Banc entered into a First Amendment to Agreement and Plan of Reorganization by and between Gold Banc and First Business Bancshares of Kansas City, Inc. (a copy of which is attached hereto as Exhibit 2.3 and is incorporated herein by reference) in which the exchange ratio used to calculate the number of Gold Banc shares to be exchanged for each First Business Bancshares of Kansas City, Inc. share was adjusted.

    On January 21, 2000 Gold Bank, N.A., a wholly owned subsidiary of Gold Banc ("Gold Bank"), entered into a First Amendment to Bank Merger Agreement by and between Gold Bank and First Business Bank of Kansas City, N.A., a subsidiary of First Business Bancshares of Kansas City, Inc., (a copy of which is attached hereto as Exhibit 2.4 and is incorporated by reference) in which the exchange ratio used to calculate the number of Gold Banc shares to be exchanged for each First Business Bank of Kansas City, N.A. share was adjusted.

    On January 26, 2000 Gold Banc issued a press release (a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference) in which it announced the four amendments.



ITEM 7.    FINANCIAL STATEMENTS AND OTHER EXHIBITS.

    EXHIBIT NO.    DESCRIPTION

       2.1         First Amendment to Agreement and Plan
                   of Reorganization, dated January 24, 2000, by and among Gold Banc, Gold Banc Acquisition
                   Corporation XI, Inc. and American Bancshares,
                   Inc.

       2.2         First Amendment to Agreement and Plan
                   of Reorganization, dated January 19, 2000,
                   by and among Gold Banc, Gold Banc Acquisition
                   Corporation XII, Inc. and CountryBanc Holding
                   Company
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       2.3         First Amendment to Agreement and Plan of
                   Reorganization, dated January 21, 2000,
                   by and between Gold Banc Corporation, Inc. and First Business Bancshares of Kansas City, Inc.

       2.4 First Amendment to Bank Merger Agreement, dated January 21, 2000, by and between First Business Bank of Kansas City, N.A. and Gold
                   Bank, N.A.

       99.1        Press Release, issued January 26, 2000.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2000.
                             GOLD BANC CORPORATION, INC.



                             By:  /s/ J. Craig Peterson
                                  J. Craig Peterson,
                                  Chief Financial Officer

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